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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 28, 2001

                     First India Diversified Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

                  000-29193                              06-1551283
           (Commission File Number)           (IRS Employer Identification No.)

     257-10 Union Turnpike, Floral Park, NY                11004
    (Address of principal executive offices)            (Zip Code)

                                  888-238-6400
              Registrant's telephone number, including area code:

         (Former name or former address, if changed since last report.)


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Item 5. Other Information

     The purpose of this filing is to correct any impression on the part of the readers of any of the Company's prior filings that the company was ever a "blank check" company as that term is defined under the securities laws and regulations. The Company initiated business as an ethnic Indian Food products enterprise. That business failed. After a period of business dormancy, the company entered into an agreement to acquire the ground meat products division of Maggio Beef Corp. based on finalizing negotiations on certain account receivable financing. The Company intends to change its name to MBC Food Corp. upon the completion of the transaction.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          First India Diversified Holdings, Inc.

                                          By: /s/ David Griffith
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                                             David Griffith, President



Date:      August 27 , 2001
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